SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 19, 2004
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                           CEA ACQUISITION CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                  333-110365                20-0178991
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)




101 East Kennedy Boulevard, Suite 3300, Tampa, Florida                 33602
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       (Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code:  (813) 226-8844
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On February 19, 2004, the initial public offering ("IPO") of 4,025,000 Units ("Units") of CEA Acquisition Corporation (the "Company"), including 525,000 Units issued upon exercise of the underwriters' over-allotment option, was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share ("Common Stock"), and two Warrants ("Warrants"), each to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $24,150,000. Audited financial statements as of February 19, 2004 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as
Exhibit 99.1 to this Current Report on Form 8-K.

     The Company has been informed by EarlyBirdCapital, Inc., the managing underwriter in the IPO, that, if this Current Report on Form 8-K is filed on February 19, 2004, then separate trading of the Common Stock and Warrants underlying the Company's Units may commence on February 23, 2004. A copy of the press release announcing separate trading of the Common Stock and Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7. Financial Statement and Exhibits

         (c) Exhibits:

             Exhibit 99.1              Audited Financial Statements

             Exhibit 99.2              Press release dated February 19, 2004

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 19, 2004                   CEA ACQUISITION CORPORATION



                                         By:  /s/ J. Patrick Michaels, Jr.
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                                              J. Patrick Michaels, Jr.
                                              Chairman and
                                              Chief Executive Officer